Exhibit 99(a)
News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311          Fax:  (518) 381-3668
Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President
(518) 381-3693

FOR IMMEDIATE RELEASE:
TrustCo Reports Another Record Quarter;
Net Income of $19.4 Million up 15.5% over the Prior Year Quarter
Glenville, New York –October 24, 2022
TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced third quarter 2022 net income of $19.4 million or $1.013 diluted earnings per share, compared to net income of $16.8 million or $0.871 diluted earnings per share for the third quarter 2021.  On a year-to-date basis, net income of $54.3 million or $2.835 diluted earnings per share for the nine months ended September 30, 2022 was an increase of 20.0%, compared to net income of $45.3 million or $2.349 diluted earnings per share for the nine months ended September 30, 2021.
Overview
Chairman, President, and CEO, Robert J. McCormick said “First and foremost, we are very pleased to advise our shareholders that all of our people in Florida are safe following Hurricane Ian and that Trustco Bank has suffered only minor property damage.  All Florida operations resumed in due course following the storm.”  Mr. McCormick also said:  “As to our performance this period, we are very pleased to report yet another record quarter for net income.  Our record earnings, sustained now over several quarters, are the product of our effectively executed strategic vision for the company.  We expect a strong finish in 2022 and are optimistic about our prospects for 2023.”
TrustCo saw continued loan growth in the third quarter of 2022 compared to the prior year, led by an increase in residential mortgages. Loan portfolio expansion was funded by a combination of utilizing a portion of our strong cash balances and by cash flow from investments, as well as growth in funding from customers and expansion of earnings.  The continued shift toward loans helped sustain margin expansion while the cost of funds actually decreased 4 basis points from the third quarter of 2021 to the third quarter 2022.  In addition, total average deposits grew $105.1 million over the same period.  The Federal Reserve decision to begin to raise the target Federal Funds rate has contributed to our results during 2022, as our cash position and other variable rate products repriced upward, and is likely to continue to do so during the remainder of 2022 to the extent there are additional rate increases.  We also note that current mortgage rates significantly exceed the yield on our existing portfolio of mortgages, which, if sustained, should be a positive going forward.  TrustCo’s strong liquidity position continues to allow us to take advantage of opportunities as they arise.
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In response to Hurricane Ian, the Bank continues to assess the impact to the counties in Florida that we do business in.  We are currently monitoring all customer contact in the affected counties and to date have not identified circumstances that would have a material adverse impact on the performance of our loan portfolio.
Details
Average loans were up $213.5 million or 4.9% in the third quarter 2022 over the same period in 2021.  Average residential loans, our primary lending focus, were up $185.0 million, or 4.7%, in the third quarter 2022 over the same period in 2021.  As mentioned above, average deposits were up $105.1 million or 2.0% for the third quarter 2022 over the same period a year earlier.  The increase in deposits was the result of a $275.7 million or 6.7% increase in total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, offset by a decrease in average time deposits of $170.6 million or 14.8% for the third quarter 2022 over the same period in 2021.  Within the core deposits, checking balances were up $120.5 million or 6.2% (including interest bearing and non-interest bearing checking balances), money market balances were up $6.2 million or 0.8%, and savings balances were up $149.0 million or 10.4%.  We believe the increase in core deposits continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking.  As we move forward, our objective is to continue to encourage customers to retain these additional funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.
Net interest income, on a tax equivalent basis, was $47.8 million for the third quarter of 2022, an increase of $7.9 million or 19.8% compared to the same period in 2021, driven by solid liquidity, low cost core deposit base, and the recent increases in the Federal Funds target rate.  The net interest margin for the third quarter 2022 was 3.16%, up 51 basis points from 2.65% in the third quarter of 2021.   The cost of interest bearing liabilities decreased to 0.11% in the third quarter 2022 from 0.15% in the third quarter 2021.  A significant portion of our CD portfolio (time deposits) repriced during the last year while interest rates remained low; however, the Bank continues to monitor the recent Federal Funds target rate increases and the effects it is having on deposit rates as we move forward.  Continued increases in rates by the Federal Reserve Board will more than likely cause an increase in rates on interest bearing liabilities.
For the third quarter of 2022, return on average assets and return on average equity were 1.24% and 12.78%, respectively, compared to 1.08% and 11.40% for the third quarter of 2021. As previously discussed, improving efficiencies to reduce costs continues to remain a key area of focus as we are proud of our efficiency ratio.  The efficiency ratio was 49.87% for the third quarter of 2022, a decrease compared to 55.82% for the third quarter of 2021.  Total operating expenses increased by $1.4 million in the third quarter of 2022 as compared to the third quarter of 2021, with increases in salary and employee benefits, occupancy, outsourced services and the other expense categories, partly offset by declines in the equipment and the professional services categories. The modest increase in expenses was more than offset by an $8 million increase in revenue (net interest income plus non-interest income) and resulted in a notable improvement in the bottom line.

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Asset quality remains strong and loan loss reserve measures are consistent over the past twelve months.  The Company recorded a provision for credit losses of $300 thousand in the third quarter of 2022, which includes a provision for credit losses on loans of $100 thousand and a provision for credit losses on unfunded commitments of $200 thousand as a result of a corresponding increase in unfunded loan commitments.  The ratio of allowance for credit losses on loans to total loans was 0.98% and 1.08% as of September 30, 2022 and 2021, respectively.  The allowance for credit losses on loans was $45.5 million at September 30, 2022, compared to $47.4 million at September 30, 2021.  Nonperforming loans (NPLs) were $18.7 million at September 30, 2022, compared to $20.2 million at September 30, 2021.  NPLs were 0.40% and 0.46% of total loans at September 30, 2022 and 2021, respectively.  The coverage ratio, or allowance for credit losses on loans to NPLs, was 243.6% at September 30, 2022, compared to 234.7% at September 30, 2021.  Nonperforming assets (NPAs) were $19.4 million at September 30, 2022, compared to $20.7 million at September 30, 2021.  As mentioned in the prior quarters, the Company adopted Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“CECL”) effective January 1, 2022.  TrustCo recorded a net decrease to retained earnings of $3.5 million upon adoption of the new accounting standard. The transition adjustment at January 1, 2022 included a $2.4 million increase in the allowance for credit losses on loans, a $2.3 million increase in the allowance for estimated credit losses on unfunded off-balance sheet credit exposures, and a corresponding increase in deferred tax assets of $1.2 million.
At September 30, 2022 our equity to asset ratio was 9.69%, compared to 9.56% at September 30, 2021.  Book value per share at September 30, 2022 was $30.89, up 1.3% compared to $30.50 a year earlier.
TrustCo Bank Corp NY is a $6.1 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 144 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2022.
In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss third quarter 2022 results will be held at 9:00 a.m. Eastern Time on October 25, 2022.  Those wishing to participate in the call may dial toll-free for the United States at 1-833-927-1758, for Canada at 1-833-950-0062, and all other locations at 1-929-526-1599, Access code 903558.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, for Canada at 1-226-828-7578, and all other locations at +44-204-525-0658, Access code 380809.  The call will also be audio webcast at https://events.q4inc.com/attendee/510776782, and will be available at that web address for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2022, including our expectations regarding the effects of the economic environment on our financial results, our ability to retain customers and the amount of customers’ business, including deposit balances, with us, the impact of Federal Reserve decision to raise Federal funds target rate, as well as other actions regarding interest rates and the growth of loans and deposits throughout our branch network, the increase in residential mortgage rates and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic and macroeconomic or geopolitical concerns related to inflation, rising interest rates and the war in Ukraine. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effects of inflation and inflationary pressures and changes in monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; the impact of the actions taken by governmental authorities to contain the COVID-19 pandemic or address the impact of the pandemic on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; changes in and uncertainty related to benchmark interest rates used to price loans and deposits; future business strategies related to the implementation of CECL; credit risks and risks from concentrations (by geographic area and by loan product) within our loan portfolio; changes in local market areas and general business and economic trends, as well as changes in consumer spending and savings habits; and our ability to assess and react effectively to such changes; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.
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TRUSTCO BANK CORP NY
GLENVILLE, NY
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)
(Unaudited)
	Three months ended
	9/30/2022		6/30/2022		9/30/2021
Summary of operations
Net interest income (TE)	$47,793		43,060		39,888
Provision (Credit) for credit losses	300		(491)		(2,800)
Noninterest income	4,386		4,916		4,295
Noninterest expense	26,144		25,005		24,697
Net income	19,364		17,871		16,762

Per share
Net income per share:
- Basic	$1.013		0.933		0.871
- Diluted	1.013		0.933		0.871
Cash dividends	0.350		0.350		0.341
Book value at period end	30.89		31.06		30.50
Market price at period end	31.42		30.84		31.97

At period end
Full time equivalent employees	753		793		743
Full service banking offices	144		144		147

Performance ratios
Return on average assets	1.24%		1.15		1.08
Return on average equity	12.78		12.08		11.40
Efficiency ratio (1)	49.87		51.97		55.82
Net interest spread (TE)	3.13		2.80		2.62
Net interest margin (TE)	3.16		2.83		2.65
Dividend payout ratio	34.57		37.46		39.13

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.68%		9.54		9.55
Consolidated equity to assets	9.69%		9.55		9.56

Asset quality analysis at period end
Nonperforming loans to total loans	0.40		0.41		0.46
Nonperforming assets to total assets	0.32		0.31		0.34
Allowance for credit losses on loans to total loans	0.98		1.00		1.08
Coverage ratio (3)	2.4	x	2.4	x	2.3	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total shareholders' equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for credit losses on loans divided by total nonperforming loans.

TE = Taxable equivalent
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FINANCIAL HIGHLIGHTS, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Nine months ended
	09/30/22	09/30/21
Summary of operations
Net interest income (TE)	$130,949	120,117
(Credit) Provision for credit losses	(391)	(2,450)
Noninterest income	14,485	13,411
Noninterest expense	73,914	75,472
Net income	54,324	45,278

Per share
Net income per share:
- Basic	$2.835	2.349
- Diluted	2.835	2.349
Cash dividends	1.050	1.022
Book value at period end	30.89	30.50
Market price at period end	31.42	31.97

Performance ratios
Return on average assets	1.17%	1.00
Return on average equity	12.16	10.50
Efficiency ratio (1)	50.77	56.36
Net interest spread (TE)	2.86	2.67
Net interest margin (TE)	2.88	2.71
Dividend payout ratio	37.03	43.50

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.  See Non-GAAP Financial Measures Reconciliation.

TE = Taxable equivalent.
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CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)
(Unaudited)
	Three months ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Interest and dividend income:
Interest and fees on loans	$40,896	39,604	39,003	39,655	39,488
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	479	147	86	76	91
State and political subdivisions	1	-	1	-	1
Mortgage-backed securities and collateralized mortgage obligations - residential	1,617	1,367	1,087	1,073	1,038
Corporate bonds	526	522	233	206	220
Small Business Administration – guaranteed participation securities	133	140	154	165	181
Other securities	3	2	2	4	5
Total interest and dividends on securities available for sale	2,759	2,178	1,563	1,524	1,536

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	85	87	90	97	104
Total interest on held to maturity securities	85	87	90	97	104

Federal Home Loan Bank stock	80	65	62	62	64

Interest on federal funds sold and other short-term investments	5,221	2,253	572	432	470
Total interest income	49,041	44,187	41,290	41,770	41,662

Interest expense:
Interest on deposits:
Interest-bearing checking	43	42	44	42	38
Savings	200	163	156	149	154
Money market deposit accounts	237	210	214	201	202
Time deposits	646	536	546	865	1,149
Interest on short-term borrowings	122	176	234	221	232
Total interest expense	1,248	1,127	1,194	1,478	1,775

Net interest income	47,793	43,060	40,096	40,292	39,887

Less: Provision (Credit) for credit losses	300	(491)	(200)	(3,000)	(2,800)
Net interest income after provision for loan losses	47,493	43,551	40,296	43,292	42,687

Noninterest income:
Trustco Financial Services income	1,435	1,996	1,833	1,766	1,558
Fees for services to customers	2,705	2,658	2,801	2,578	2,531
Other	246	262	549	182	206
Total noninterest income	4,386	4,916	5,183	4,526	4,295

Noninterest expenses:
Salaries and employee benefits	12,134	11,464	9,239	11,984	11,909
Net occupancy expense	4,483	4,254	4,529	4,569	4,259
Equipment expense	1,532	1,667	1,588	1,758	1,628
Professional services	1,375	1,484	1,467	1,579	1,483
Outsourced services	2,328	2,500	2,280	1,950	2,015
Advertising expense	508	389	617	762	310
FDIC and other insurance	773	804	812	780	746
Other real estate expense (income), net	124	74	11	(28)	32
Other	2,887	2,369	2,222	2,836	2,315
Total noninterest expenses	26,144	25,005	22,765	26,190	24,697

Income before taxes	25,735	23,462	22,714	21,628	22,285
Income taxes	6,371	5,591	5,625	5,387	5,523

Net income	$19,364	17,871	17,089	16,241	16,762

Net income per common share:
- Basic	$1.013	0.933	0.890	0.845	0.871

- Diluted	1.013	0.933	0.890	0.845	0.871

Average basic shares (in thousands)	19,111	19,153	19,209	19,216	19,249
Average diluted shares (in thousands)	19,112	19,153	19,210	19,218	19,252

Note: Taxable equivalent net interest income	$47,793	43,060	40,096	40,292	39,888

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CONSOLIDATED STATEMENTS OF INCOME, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Nine months ended
	09/30/22	09/30/21
Interest and dividend income:
Interest and fees on loans	$119,503	119,513
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	712	238
State and political subdivisions	2	2
Mortgage-backed securities and collateralized mortgage obligations - residential	4,071	3,442
Corporate bonds	1,281	859
Small Business Administration - guaranteed participation securities	427	580
Other securities	7	16
Total interest and dividends on securities available for sale	6,500	5,137

Interest on held to maturity securities:
Mortgage-backed securities-residential	262	338
Total interest on held to maturity securities	262	338

Federal Home Loan Bank stock	207	198

Interest on federal funds sold and other short-term investments	8,046	1,026
Total interest income	134,518	126,212

Interest expense:
Interest on deposits:
Interest-bearing checking	129	136
Savings	519	475
Money market deposit accounts	661	721
Time deposits	1,728	4,076
Interest on short-term borrowings	532	688
Total interest expense	3,569	6,096

Net interest income	130,949	120,116

Less: (Credit) Provision for credit losses	(391)	(2,450)
Net interest income after provision for loan losses	131,340	122,566

Noninterest income:
Trustco Financial Services income	5,264	5,592
Fees for services to customers	8,164	7,221
Other	1,057	598
Total noninterest income	14,485	13,411

Noninterest expenses:
Salaries and employee benefits	32,837	36,737
Net occupancy expense	13,266	13,173
Equipment expense	4,787	4,859
Professional services	4,326	4,529
Outsourced services	7,108	6,434
Advertising expense	1,514	1,213
FDIC and other insurance	2,389	2,230
Other real estate expense, net	209	211
Other	7,478	6,086
Total noninterest expenses	73,914	75,472

Income before taxes	71,911	60,505
Income taxes	17,587	15,227

Net income	$54,324	45,278

Net income per common share:
- Basic	$2.835	2.349

- Diluted	2.835	2.349

Average basic shares (in thousands)	19,160	19,272
Average diluted shares (in thousands)	19,160	19,278

Note: Taxable equivalent net interest income	$130,949	120,117

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)
(Unaudited)
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
ASSETS:

Cash and due from banks	$46,236	46,611	47,526	48,357	45,486
Federal funds sold and other short term investments	795,028	999,573	1,225,022	1,171,113	1,147,853
Total cash and cash equivalents	841,264	1,046,184	1,272,548	1,219,470	1,193,339

Securities available for sale:
U. S. government sponsored enterprises	102,779	101,100	62,059	59,179	59,749
States and political subdivisions	41	41	41	41	48
Mortgage-backed securities and collateralized mortgage obligations - residential	261,242	287,450	244,045	270,798	293,585
Small Business Administration - guaranteed participation securities	22,498	25,428	28,086	31,674	34,569
Corporate bonds	81,002	87,740	74,089	45,337	45,915
Other securities	657	656	671	684	686
Total securities available for sale	468,219	502,415	408,991	407,713	434,552

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	8,091	8,544	9,183	9,923	10,701
Total held to maturity securities	8,091	8,544	9,183	9,923	10,701

Federal Home Loan Bank stock	5,797	5,797	5,604	5,604	5,604

Loans:
Commercial	217,120	199,886	192,408	200,200	204,679
Residential mortgage loans	4,132,365	4,076,657	4,026,434	3,998,187	3,951,285
Home equity line of credit	269,341	253,758	236,117	230,976	231,314
Installment loans	10,665	10,258	9,395	9,416	9,451
Loans, net of deferred net costs	4,629,491	4,540,559	4,464,354	4,438,779	4,396,729

Less: Allowance for credit losses on loans	45,517	45,285	46,178	44,267	47,350
Net loans	4,583,974	4,495,274	4,418,176	4,394,512	4,349,379

Bank premises and equipment, net	31,931	32,381	32,644	33,027	33,233
Operating lease right-of-use assets	45,733	47,343	48,569	48,090	45,836
Other assets	94,485	88,853	86,158	78,207	62,191

Total assets	$6,079,494	6,226,791	6,281,873	6,196,546	6,134,835

LIABILITIES:
Deposits:
Demand	$859,829	851,573	835,281	794,878	790,663
Interest-bearing checking	1,188,790	1,208,159	1,225,093	1,191,304	1,148,593
Savings accounts	1,562,564	1,577,034	1,553,152	1,504,554	1,433,130
Money market deposit accounts	716,319	760,338	796,275	782,079	744,051
Time deposits	954,352	999,737	940,215	995,314	1,124,581
Total deposits	5,281,854	5,396,841	5,350,016	5,268,129	5,241,018

Short-term borrowings	124,932	147,282	248,371	244,686	230,770
Operating lease liabilities	50,077	51,777	53,094	52,720	50,515
Accrued expenses and other liabilities	33,625	36,259	37,497	29,883	25,849

Total liabilities	5,490,488	5,632,159	5,688,978	5,595,418	5,548,152

SHAREHOLDERS' EQUITY:
Capital stock	20,046	20,046	20,046	20,046	20,042
Surplus	256,661	256,661	256,661	256,661	256,565
Undivided profits	379,769	367,100	355,948	349,056	339,554
Accumulated other comprehensive (loss) income, net of tax	(25,209)	(9,422)	(2,369)	12,147	7,304
Treasury stock at cost	(42,261)	(39,753)	(37,391)	(36,782)	(36,782)

Total shareholders' equity	589,006	594,632	592,895	601,128	586,683

Total liabilities and shareholders' equity	$6,079,494	6,226,791	6,281,873	6,196,546	6,134,835

Outstanding shares (in thousands)	19,052	19,127	19,202	19,220	19,216

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NONPERFORMING ASSETS
(dollars in thousands)
(Unaudited)
9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$179	203	187	112	176
Real estate mortgage - 1 to 4 family	16,295	16,259	17,065	16,574	17,878
Installment	29	40	33	37	32
Total non-accrual loans	16,503	16,502	17,285	16,723	18,086
Other nonperforming real estate mortgages - 1 to 4 family	12	14	16	17	19
Total nonperforming loans	16,515	16,516	17,301	16,740	18,105
Other real estate owned	682	644	269	362	511
Total nonperforming assets	$17,197	17,160	17,570	17,102	18,616

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,104	2,192	2,109	2,016	2,066
Installment	65	5	8	-	-
Total non-accrual loans	2,169	2,197	2,117	2,016	2,066
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,169	2,197	2,117	2,016	2,066
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,169	2,197	2,117	2,016	2,066

Total
Loans in nonaccrual status:
Commercial	$179	203	187	112	176
Real estate mortgage - 1 to 4 family	18,399	18,451	19,174	18,590	19,944
Installment	94	45	41	37	32
Total non-accrual loans	18,672	18,699	19,402	18,739	20,152
Other nonperforming real estate mortgages - 1 to 4 family	12	14	16	17	19
Total nonperforming loans	18,684	18,713	19,418	18,756	20,171
Other real estate owned	682	644	269	362	511
Total nonperforming assets	$19,366	19,357	19,687	19,118	20,682

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$-	-	36	-	30
Real estate mortgage - 1 to 4 family	(164)	(119)	(97)	52	(39)
Installment	34	12	3	31	14
Total net (recoveries) chargeoffs	$(130)	(107)	(58)	83	5

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	-	-	-	-
Installment	(2)	-	-	-	-
Total net (recoveries) chargeoffs	$(2)	-	-	-	-

Total
Commercial	$-	-	36	-	30
Real estate mortgage - 1 to 4 family	(164)	(119)	(97)	52	(39)
Installment	32	12	3	31	14
Total net (recoveries) chargeoffs	$(132)	(107)	(58)	83	5

Asset Quality Ratios

Total nonperforming loans (1)	$18,684	18,713	19,418	18,756	20,171
Total nonperforming assets (1)	19,366	19,357	19,687	19,118	20,682
Total net (recoveries) chargeoffs (2)	(132)	(107)	(58)	83	5

Allowance for credit losses on loans (1)	45,517	45,285	46,178	44,267	47,350

Nonperforming loans to total loans	0.40%	0.41%	0.43%	0.42%	0.46%
Nonperforming assets to total assets	0.32%	0.31%	0.31%	0.31%	0.34%
Allowance for credit losses on loans to total loans	0.98%	1.00%	1.03%	1.00%	1.08%
Coverage ratio (1)	243.6%	242.0%	237.8%	236.0%	234.7%
Annualized net (recoveries) chargeoffs to average loans (2)	-0.01%	-0.01%	-0.01%	0.01%	0.00%
Allowance for credit losses on loans to annualized net (recoveries) chargeoffs (2)	N/A	N/A	N/A	133.3	x	2367.5	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the three-month period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL
(dollars in thousands)
(Unaudited)	Three months ended			Three months ended
	September 30, 2022			September 30, 2021
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$104,633	479	1.83%	$68,505	91	0.53%
Mortgage backed securities and collateralized mortgage obligations - residential	302,886	1,617	2.13	300,765	1,038	1.38
State and political subdivisions	41	1	8.12	48	2	6.66
Corporate bonds	86,965	526	2.42	48,543	220	1.81
Small Business Administration - guaranteed participation securities	25,533	133	2.08	34,578	181	2.09
Other	686	3	1.75	686	5	2.92

Total securities available for sale	520,744	2,759	2.12	453,125	1,537	1.36

Federal funds sold and other short-term Investments	918,909	5,221	2.25	1,166,679	470	0.16

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	8,306	85	4.08	11,168	104	3.72

Total held to maturity securities	8,306	85	4.08	11,168	104	3.72

Federal Home Loan Bank stock	5,797	80	5.52	5,604	64	4.57

Commercial loans	207,477	2,484	4.79	210,825	2,649	5.03
Residential mortgage loans	4,105,859	35,342	3.44	3,920,903	34,532	3.52
Home equity lines of credit	261,575	2,896	4.39	231,269	2,152	3.69
Installment loans	10,213	174	6.75	8,669	155	7.10

Loans, net of unearned income	4,585,124	40,896	3.57	4,371,666	39,488	3.61

Total interest earning assets	6,038,880	49,041	3.24	6,008,242	41,663	2.77

Allowance for credit losses on loans	(45,519)			(50,160)
Cash & non-interest earning assets	188,672			195,902

Total assets	$6,182,033			$6,153,984

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,195,370	43	0.01%	$1,153,812	38	0.01%
Money market accounts	744,868	237	0.13	738,662	202	0.11
Savings	1,579,513	200	0.05	1,430,558	154	0.04
Time deposits	981,704	646	0.26	1,152,298	1,149	0.40

Total interest bearing deposits	4,501,455	1,126	0.10	4,475,330	1,543	0.14
Short-term borrowings	138,105	122	0.35	240,183	232	0.38

Total interest bearing liabilities	4,639,560	1,248	0.11	4,715,513	1,775	0.15

Demand deposits	859,122			780,163
Other liabilities	82,290			75,116
Shareholders' equity	601,061			583,192

Total liabilities and shareholders' equity	$6,182,033			$6,153,984

Net interest income, tax equivalent		47,793			39,888

Net interest spread			3.13%			2.62%

Net interest margin (net interest income to total interest earning assets)			3.16%			2.65%

Tax equivalent adjustment		-			(1)

Net interest income		47,793			39,887

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued
(dollars in thousands)
(Unaudited)	Nine months ended			Nine months ended
	September 30, 2022			September 30, 2021
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$79,423	712	1.19%	$65,103	238	0.49%
Mortgage backed securities and collateralized mortgage obligations - residential	282,423	4,071	1.92	318,472	3,442	1.44
State and political subdivisions	41	2	6.73	49	3	8.16
Corporate bonds	75,957	1,281	2.25	56,245	859	2.04
Small Business Administration - guaranteed participation securities	27,623	427	2.06	36,981	580	2.09
Other	686	7	2.04	686	16	3.11

Total securities available for sale	466,153	6,500	2.79	477,536	5,138	1.43

Federal funds sold and other short-term Investments	1,068,217	8,046	1.01	1,108,018	1,026	0.12

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	8,897	262	3.93	12,199	338	3.70

Total held to maturity securities	8,897	262	3.93	12,199	338	3.70

Federal Home Loan Bank stock	5,734	207	7.22	5,570	198	4.74

Commercial loans	200,525	7,412	4.93	212,832	8,203	5.14
Residential mortgage loans	4,054,657	104,310	3.43	3,852,960	104,219	3.61
Home equity lines of credit	246,026	7,289	3.96	234,682	6,622	3.77
Installment loans	9,507	492	6.91	8,608	469	7.28

Loans, net of unearned income	4,510,715	119,503	3.53	4,309,082	119,513	3.70

Total interest earning assets	6,059,716	134,518	2.96	5,912,405	126,213	2.85

Allowance for credit losses on loans	(46,225)			(50,101)
Cash & non-interest earning assets	196,333			196,876

Total assets	$6,209,824			$6,059,180

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,199,154	129	0.01%	$1,129,480	136	0.02%
Money market accounts	771,301	661	0.11	731,171	721	0.13
Savings	1,557,503	519	0.04	1,376,494	475	0.05
Time deposits	971,539	1,728	0.24	1,203,708	4,076	0.45

Total interest bearing deposits	4,499,497	3,037	0.09	4,440,853	5,408	0.16
Short-term borrowings	194,228	532	0.37	232,532	688	0.40

Total interest bearing liabilities	4,693,725	3,569	0.10	4,673,385	6,096	0.17

Demand deposits	836,953			735,495
Other liabilities	81,780			73,689
Shareholders' equity	597,366			576,611

Total liabilities and shareholders' equity	$6,209,824			$6,059,180

Net interest income, tax equivalent		130,949			120,117

Net interest spread			2.86%			2.67%

Net interest margin (net interest income to
total interest earning assets)			2.88%			2.71%

Tax equivalent adjustment		-			(1)

Net interest income		130,949			120,116

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Non-GAAP Financial Measures Reconciliation
Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from total shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.  Additionally, we believe that this measure is important to many investors in the marketplace who are interested in relative changes from period to period in equity and total assets, each exclusive of changes in intangible assets.
The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and non-interest fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.  Additionally, we believe this measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.
We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and efficiency ratio to the most directly comparable GAAP measures is set forth below.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(dollars in thousands)
(Unaudited)
	9/30/2022	6/30/2022	9/30/2021

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,079,494	6,226,791	6,134,835
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	6,078,941	6,226,238	6,134,282

Equity (GAAP)	589,006	594,632	586,683
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	588,453	594,079	586,130
Tangible Equity to Tangible Assets (Non-GAAP)	9.68%	9.54%	9.55%
Equity to Assets (GAAP)	9.69%	9.55%	9.56%

	Three months ended			Nine months ended
Efficiency Ratio	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021

Net interest income (fully taxable equivalent) (Non-GAAP)	$47,793	43,060	39,888	$130,949	120,117
Non-interest income (GAAP)	4,386	4,916	4,295	14,485	13,411
Less: Net gain on sale of building	-	-	-	268	-
Revenue used for efficiency ratio (Non-GAAP)	52,179	47,976	44,183	145,166	133,528

Total noninterest expense (GAAP)	26,144	25,005	24,697	73,914	75,472
Less: Other real estate (income) expense, net	124	74	32	209	211
Expense used for efficiency ratio (Non-GAAP)	26,020	24,931	24,665	73,705	75,261

Efficiency Ratio	49.87%	51.97%	55.82%	50.77%	56.36%

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